47064 10/98
PROSPECTUS SUPPLEMENT
dated October 5, 1998 to:
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PUTNAM HIGH YIELD TOTAL RETURN FUND ("the fund")
Prospectus dated October 30, 1997

The third paragraph under the heading "How the fund is managed," is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                   BUSINESS EXPERIENCE
OFFICER               YEAR         (AT LEAST 5 YEARS)
-------               ----         ----------------------------
Jennifer E. Leichter  1998         Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1987.

Jeffrey A. Kaufman    1998         Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1998.
                                   Prior to August, 1998, Mr.
                                   Kaufman was a Vice President
                                   at MFS Investment
                                   Management. Prior to March,
                                   1994, Mr. Kaufman was an
                                   Emerging Markets Research
                                   Consultant at Salomon
                                   Brothers.

Robert M. Paine        1998        Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1987.


Charles G. Pohl        1996        Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1983.